LETTER OF UNDERSTANDING
                               FUNDING AGREEMENT &
                         REFINANCING OF EXISTING SECURED
                                PROMISSORY NOTES


                    March 31, 2001 Scottsdale, Arizona 85260

Whereas Energy Producers, Inc. (a Nevada Corporation) (EPI) seeks to refinance and extend the maturity of two promissory notes identified as: 1) Note dated September 29, 2000 between EPI and Royal Crest, LLC (an Arizona Limited Liability Company, hereafter called Royal Crest) and 2) Note dated May 12, 2000 between EPI and The Colleen K. Sparks Revocable Living Trust, UTD 06/09/99 (Sparks Note).

Whereas Royal Crest agrees to refinance the Note identified above and labeled as
(1), and to extend additional credit to EPI in excess of the current line of credit, currently $292,000. Royal Crest proposes to combine loan (1) and loan
(2) into a new loan agreement subject to the following provisions:

The beneficiary of the Colleen K. Sparks Revocable Living Trust, UTD 06/09/99 has agreed to release EPI from all repayment obligations, both past and future; reference the Sparks Note. A signed release will be provided to EPI. Additionally, the beneficiary of the Sparks Note has agreed to return to EPI, the 250,000 restricted shares of EPI common stock (as represented by certificate no. 1102) previously provided as collateral for the Sparks loan.

Royal Crest will now assume the risk and obligation of repaying the principal and all interest due on the Sparks Note. Royal Crest is free to negotiate a repayment plan with the beneficiary of the Sparks Note.

The term of the new loan shall begin March 31, 2001 and mature on January 31, 2003. The loan amount shall be $342,500.00 (see Schedule 1 attached). The interest rate shall be 20% per annum. Interest-only payments shall be due and payable beginning April 30, 2001. The monthly interest payment shall be determined and based on a 365 day, calendar year. Under the terms of the new loan agreement, upon maturity all penalties, outstanding accrued interest, and principal shall be due and payable to Royal Crest on January 31, 2003.

Monthly interest payments shall be due and payable no later than the twenty-fifth day of each month. Receipt of payment after the twenty-fifth day of the month shall be deemed to be late. A one-time 5% (five percent) penalty shall be assessed on any accrued interest not paid by the twenty-fifth day of the month.

EPI may prepay the loan at any time. There shall be no prepayment penalties.

In addition to any penalty or monthly interest payment due Royal Crest, Royal Crest shall also collect $852.00 from the oil production proceeds received from EPI's agent, Mr. Karl Reiter or Baseline Capital, Ltd. The $852.00 shall be deposited into an escrow account for the purpose of accumulating sufficient funds in anticipation of paying the annual property taxes assessed by Young County, Texas. In the event the payment received from EPI's agent is insufficient to cover the minimum interest payment due plus $852.00 each month, then future monthly receipts received from Mr. Reiter will be first used to pay down any penalties, next accrued interest, and finally the amount designated for the escrow account.

In the event the oil production proceeds received by Royal Crest in any month exceed the amount required to bring EPI current with its payments, then EPI shall have the choice of applying the excess funds toward paying down principal or having the excess funds deposited in its general fund.

This new loan agreement shall be secured by the deed of trust, previously filed December 22, 2000 at Volume 883; Page 865 in the Official Public Records of Young County, Texas and shall be incorporated into this agreement by reference.

Additionally, EPI agrees to assign and to transfer title of 250,000 restricted, common shares of EPI to Royal Crest, currently titled in the in the name of Colleen K. Sparks.

EPI shall instruct the transfer agent to cancel stock certificate number 1102(see above) and to reissue five replacement stock certificates titled in the name of Royal Crest, LLC. Each stock certificate shall represent 50,000 restricted shares of Energy Producers, Inc. common stock. Royal Crest shall take title to these five certificates and shall have earned three of these certificates representing 150,000 of restricted, common shares upon the signing of this agreement.

Upon maturity of the new loan on January 31, 2003, Royal Crest shall transfer the title back to and assign two of the certificates representing 100,000 shares to EPI and release all liens and rights to the Olney oil lease properties and equipment, provided no defaults of any kind have occurred during the term of the loan. In the event of default, EPI shall forfeit all rights to the 100,000 shares which shall then become the property of Royal Crest.

Acknowledged:

/s/Mel Herzog
---------------------
Authorizing  Officer
of Energy Producers, Inc.

/s/David J. Kronenberg,
-----------------------
Manager of Kronenberg Tax & Asset Mgmt., LLC for
Royal Crest, LLC

                         SCHEDULE OF NEW LOAN PRINCIPAL
                                 MARCH 31, 2001

A.       CURRENT PRINCIPAL OUTSTANDING-LOAN (1)      $ 282,736.51

B.       ACCRUED INTEREST OUTSTANDING-MARCH, 2001        7,733.43

C.       CURRENT PRINCIPAL OUTSTANDING- LOAN (2)        50,000.00

D.       ACCRUED INTEREST OUTSTANDING- MARCH 15
         THRU MARCH 31, 2001                               375.00

E.       FEES TO REFINANCE LOAN & PROCESS PAPERWORK      1,655.06
                                                       -----------

F.       TOTAL PRINCIPAL - NEW LOAN AGREEMENT        $ 342,500.00
                                                     ==============

                             SECURED PROMISSORY NOTE

FOR  VALUE  RECEIVED,   the  undersigned,   Energy   Producers,   Inc.(A  Nevada
Corporation) (hereinafter together with its successors in title, called "Maker"), promises to pay to the order of Royal Crest, LLC. (An Arizona Limited Liability Company)(hereinafter called "Payee"), or its assigns, to the address set forth below, the principal sum of Three Hundred Forty-Two Thousand Five Hundred and No/100 Dollars ($342,500.00) in currency of the United States plus 150,000 restricted, common shares of Energy Producers, Inc. (See Schedule 1, attached and made part of this agreement by reference).

Said sum shall be paid in the following matter: Interest-only payments shall be made on the principal sum outstanding hereunder from time to time from the date hereof until the principal sum or the unpaid portion thereof has been paid in full, at a rate of twenty percent (20%) per annum. Monthly interest payments shall become due and payable beginning April 30, 2001 and continuing through January 31, 2003. All payments are due by the twenty-fifth day of the month. Receipt of payment after the twenty-fifth day of the month shall be considered late. A late payment penalty of five (5%) of the amount of interest due and payable shall be assessed. A final or balloon payment including all penalties, accrued interest plus the outstanding principal balance shall be due and payable on or before January 31, 2003. Monthly interest payments shall be determined and based on a 365 day, calendar year.

In addition to the monthly interest payment, a sum equal to $852.00 monthly shall be paid to Royal Crest, LLC. Royal Crest, LLC shall deposit the $852.00 into an escrow account. This account shall be established for the purpose of accumulating the necessary funds to satisfy the annual property taxes imposed by Young County, Texas. These taxes are assessed upon the leases owned, in part, by the Maker. Royal Crest, LLC assumes the responsibility of making those property tax payments to the Young County assessors office in a timely manner provided the funds necessary to meet the annual property tax assessment are on deposit in the escrow account.

Any and all payments made to Royal Crest, LLC shall be first applied to penalties, next to accrued interest, and finally applied to the sum of $852.00, the property tax assessment, which shall be deposited into the escrow account.

Maker shall pay the amounts due hereunder to the Payee at the following address:

Royal Crest, LLC
c/o David Kronenberg
PO BOX 18762
Fountain Hills, Arizona 85269-8762

Maker has previously instructed its agent, Karl Reiter and/or Baseline Capital, Ltd. to forward all oil production payments made payable to Royal Crest, LLC and whose address appears above. The agent shall be instructed to continue sending those oil production payments to Royal Crest, LLC.

The monthly payment, defined above, shall be paid from the Maker=s net production proceeds@; from those certain oil and/or gas producing properties located in Young County, Texas and more fully described in the Deed of Trust which secures this note. As used herein net production proceeds means all revenue received by or otherwise credited to Maker=s interests in, and to the oil and gas Properties located in Young County, Texas, from the sale of hydrocarbons in, under or produced from the Properties after deducting royalties, existing overriding royalties, normal and reasonable operating expenses, the management, administrative and operating fees, and severance, ad valorem and excise taxes.

In the event that the net production proceeds received by or otherwise credited to the Maker's interests are insufficient to cover any monthly interest amount due and payable, the Payee is allowed to collect prior unpaid penalties, accrued interest, and property tax assessments from future oil production payments.

If this note is not paid when due and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are made in probate, bankruptcy, receivership, arrangement or otherwise for collection hereof, Maker and each endorser, guarantor and surety liable upon or for payment of this note agree to pay all reasonable expenses and costs incurred by Payee in connection with such collection, suit or proceedings, including without limitations, reasonable attorney fees.

Maker reserves the right to prepay all or any portion of the remaining principal balance due at any time, and from time to time, without penalty or fee. Any prepayment hereunder shall be applied first to accrued, unpaid interest, if any, owing on this note and the balance to principal.

Upon any default in payment of this note or any default or event of default under the Deed of Trust securing this Note (as herein defined) or any other document or instrument executed in connection herewith or therewith including 100,000 restricted shares of the Makers common stock securing this instrument (see Schedule 1), Payee shall be entitled to all rights and remedies under the Deed of Trust and the laws of the State of Arizona, including without limitation, the right to declare all amounts under the note immediately due and payable.

In the event Maker sells, trades, or otherwise transfers its ownership interest in the properties more fully described in the Deed of Trust which secures this Note, then this Note and all accrued unpaid interest becomes immediately due and payable to the Payee.

Maker, as well as any persons or entities which become liable for the payment of this note, hereby expressly (a) waives (i) presentment for payment of this note,
(ii) protest, bringing of suit or diligence in collection, (iii) notice of default, demand, notice of intent to accelerate and notice of acceleration and/or (iv) any defense on account of the extension of time payments; (b) consents to any release of any party primarily or secondarily liable hereon; and
(c) agrees that (i) the acceptance of late payment(s) hereunder by Payee hereof,
(ii) waiver of any event(s) of default hereunder and/or any instrument securing or guaranteeing the payment hereof or (iii) other forgiveness of any other defaults by the Maker, shall not constitute a waiver by the payee hereof of any subsequent defaults, late payments or other violations of Maker=s obligations hereunder and/or in the terms of any instrument securing or guaranteeing the payment hereof.

This note is being executed, delivered, and secured by that certain Deed of Trust filed December 22, 2000 at Volume 883; Page 865 in the Official Public Records of Young County, Texas herewith executed by Maker for the benefit of Payee (the Deed of Trust@).

Any check, draft, money order or other instruments given in payment of all or any portion of this note may be accepted by the Payee and handled for collection in the customary manner, but that actual cash proceeds of such instruments are unconditionally received by the Payee and applied to this Note in the manner herein above provided.

This note shall be construed in accordance with the laws of the state of Arizona except for conflicts of laws or principals which would result in the laws of another jurisdiction to apply.

IN WITNESS WHEREOF, Maker has executed this note as of the 31st day of March, 2001. Energy Producers, Inc. 7944 E. Beck lane, Suite 200 Scottsdale, Arizona 85260

BY: /s/Mel Herzog
   -------------------
For Energy Producers, Inc.
Authorized signature of corporate officer is required

Name: Mel Herzog
Title: Chairman and CEO

SCHEDULE 1
MARCH 31, 2001

CURRENT PRINCIPAL OUTSTANDING;
LOAN DATED SEPTEMBER 29, 2000 BETWEEN
EPI AND ROYAL CREST, LLC.                                            $ 282,736.51

ACCRUED INTEREST OUTSTANDING;
LOAN DATED SEPTEMBER 29, 2000.                                           7,733.43

CURRENT PRINCIPAL OUTSTANDING;
LOAN DATED MAY 12, 2000 BETWEEN EPI AND
THE COLLEEN K. SPARKS REVOCABLE LIVING
TRUST, U/A 06/09/99.                                                    50,000.00

ACCRUED INTEREST OUTSTANDING;
LOAN DATED MAY 12, 2000.                                                   375.00

FEES TO REFINANCE LOANS & PROCESS
PAPERWORK.                                                               1,655.06
                                                                     ------------
TOTAL PRINCIPAL - NEW LOAN AGREEMENT                                 $ 342,500.00
                                                                     ============

     STOCK CERTIFICATE NO. 1102 REPRESENTING 250,000 COMMON, RESTRICTED SHARES OF ENERGY PRODUCERS, INC. STOCK (CUSIP 29270L 10 5) IS TITLED IN THE NAME OF COLLEEN K. SPARKS. THE MAKER AGREES THAT IN RETURN FOR ROYAL CREST, LLC EXTENDING ADDITIONAL CREDIT AND ASSUMING THE LIABILITY OF REPAYING $50,000 OF PRINCIPAL PLUS INTEREST OWED TO THE COLLEEN K. SPARKS REVOCABLE LIVING TRUST U/A 06/09/99, ROYAL CREST, LLC SHALL RECEIVE, IN ADDITION TO THE PAYMENT OF ALL INTEREST AND PRINCIPAL PROVIDED FOR IN THIS NOTE, TITLE TO 150,000 OF THE MAKER=S RESTRICTED SHARES OF COMMON STOCK. THE REMAINING 100,000 SHARES OF STOCK SHALL BE ASSIGNED AND TITLED IN THE NAME OF ROYAL CREST, LLC THROUGHOUT THE LIFE OF THE LOAN AGREEMENT. PROVIDING ALL PROVISIONS OF THE LOAN AGREEMENT ARE SATISFACTORILY COMPLIED WITH AND NO DEFAULT OCCURS, THEN THE 100,000 SHARES OF STOCK SHALL BE RETURNED TO THE MAKER. IN THE EVENT OF DEFAULT ON THE LOAN, ROYAL CREST SHALL HAVE THE RIGHT TO TAKE PERMANENT TITLE TO THESE SHARES OF STOCK.

     EPI AGREES TO INSTRUCT THE COMPANY'S TRANSFER AGENT TO REPLACE CERTIFICATE NO. 1102 WITH FIVE CERTIFICATES, EACH REPRESENTING 50,000 COMMON, RESTRICTED SHARES OF ENERGY PRODUCERS, INC. AND TITLED IN THE NAME OF ROYAL CREST, LLC.

     THE  FIVE  CERTIFICATES   SHALL  BE  FORWARDED  TO  ROYAL  CREST,  LLC  FOR
     SAFEKEEPING AND ARE MADE PART OF THIS LOAN AGREEMENT.

                                  DEED OF TRUST

THIS DEED OF TRUST (Security Instrument is made on September 29, 2000. The trustor is ENERGY PRODUCERS, INC., a Nevada Corporation (herein called Borrower) whose address is 7944 E. Beck Lane, Suite 200; Scottsdale, Arizona 85260. The trustee is ROYAL CREST, LLC, an Arizona Limited Liability Company, (herein called Trustee@) whose address is: c/o David Kronenberg, PO BOX 18762; Fountain Hills, Arizona 85269-8762. The beneficiary is ROYAL CREST, LLC, an Arizona Limited Liability Company, and whose address is the same as listed above (herein called lender).

Borrower owes Lender the principal sum of TWO HUNDRED NINETY-TWO THOUSAND DOLLARS AND NO/100 Dollars (U.S. $292,000). This debt is evidenced by Borrower=s Note dated the same date as this Security Instrument (Note), which provides for interest-only, monthly payments, with the full debt, if not paid earlier, due and payable on October 1, 2001. This Security Instrument secures to the Lender:
(a) the repayment of the debt evidenced by the Note, with interest, and all renewals, extensions and modifications of the Note; (b) the payment of all other sums, with interest, advanced under paragraph 6 to protect the security of this Security Instrument; and (c) the performance of Borrower=s covenants and agreements under this Security Instrument and the Note. For this purpose, Borrower irrevocably grants and conveys to Trustee, in trust, with power of sale, the following described property located in Young County, Texas;

See Exhibit `AA' attached hereto and by Reference made a part hereof

TOGETHER WITH all the improvements now or hereafter erected on the property, and all easements, appurtenances, and fixtures now or hereafter a part of the property. All oil and/or gas production and all rights attributable to those leases as described in Exhibit A. All replacements and additions shall also be covered by this Security Instrument. All of the foregoing is referred to in this Security Instrument as the Property.

Borrower covenants that Borrower is lawfully seized of the Property hereby conveyed and has the right to grant and convey the Property and that the Property is unencumbered, except for encumbrances of record.

Borrower warrants and will defend generally the title to the Property against all claims and demands, subject to any encumbrances of record.

UNIFORM COVENANTS. Borrower and Lender covenant and agree as follows:

1. Payment of Interest, Late Charges, and Principal. Borrower shall promptly pay when due the interest and principal on the debt evidenced by the Note and late charges due under the Note.

2. Application of Payments. Unless applicable law provides otherwise, all payments received by Lender under paragraph 1 shall be applied; first, to accrued interest past due; second, to any late charges due under the Note; third, to interest due in the most recent month; fourth, to any prepayment of principal.

3. Charges, Liens. Borrower shall pay all taxes, assessments, charges, fines, impositions, principal and interest payments which may have or attain priority over this Security Instrument, and leasehold payments or ground rents, if any. Borrower shall pay all obligations referred to herein this paragraph on time and directly to the entity or person owed payment.

4. Hazard/Property Insurance. Borrower shall keep all improvements now existing or hereafter erected on the Property insured against hazards. This insurance shall be maintained in the amount and for the periods mandated by Baseline Capital, Ltd. If Borrower fails to maintain coverage described above, Lender may, at Lender=s option, obtain coverage to protect Lender=s rights in the Property in accordance with paragraph 6.

If Lender requires, Borrower shall promptly give to Lender all receipts of paid premiums and renewal notices. In the event of a loss, Borrower shall give prompt notice to the Lender and to the insurance carrier. Lender may make proof of loss if not made promptly by Borrower.

Unless Lender and Borrower otherwise agree in writing, insurance proceeds shall be applied to restoration or repair of the Property damaged, if the restoration or repair is economically feasible and the Lender=s security is not lessened. If the restoration or repair is not economically feasible or the Lender=s security would be lessened, the insurance proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with any excess paid to Borrower. If Borrower abandons the Property, or does not answer within 30 days a notice from Lender that the insurance carrier has offered to settle a claim, then Lender may collect the insurance proceeds. Lender may use the proceeds to repair or restore the Property or to pay sums secured by this or any other Security Instrument having priority over this Instrument, whether or not then due. The 30-day period will begin when the notice is given.

Unless Lender and Borrower otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly payments referred to in paragraph 1 or change the amount of the payments. If under paragraph 18 the Property is acquired by Lender, Borrower=s right to any insurance policies and proceeds resulting from damage to the Property prior to the acquisition shall pass to Lender to the extent of the sums secured by this Security Instrument immediately prior to the acquisition.

5. Preservation, Maintenance & Protection of the Property.

Borrower shall establish and use the Property for the purposes of drilling for, exploring for, and the recovery of oil, oil byproducts, and/or natural gas for the purposes of reselling the product in the marketplace. Borrower shall not destroy, damage, or impair the Property, allow the Property to deteriorate, or commit waste on the Property. Borrower shall be in default if any forfeiture action or proceeding, whether civil or criminal, is begun that in the Lender=s good faith judgment could result in a forfeiture of the Property or otherwise materially impair the lien created by this Security Instrument or Lender=s security interest.

6. Protection of Lenders Rights in the Property.

If Borrower fails to perform the covenants and agreements contained in this Security Instrument, or there is a legal proceeding that may significantly affect Lender=s rights in the Property (such as proceeding in bankruptcy, probate, for condemnation or forfeiture or to enforce laws or regulations), then Lender may do and pay for whatever is necessary to protect the value of the Property and Lender=s rights in the Property.

If there are liens upon the Property which are prior in time or prior in right, then Borrower promises to comply with the terms of these prior liens. If Borrower fails to comply with such terms and defaults on these obligations or liens, such default shall also be considered a default of this Deed of Trust. Lender=s actions may include paying any sums secured by a lien which has priority over this Secured Instrument, appearing in Court, paying reasonable attorneys= fees and entering on the Property to make repairs. Although Lender may take action under this paragraph, Lender does not have to do so.

Any amounts disbursed by Lender under this paragraph 6, shall become additional debt of Borrower secured by this Security Instrument. Unless Borrower and Lender agree to other terms of payment, these amounts shall bear interest from the date of disbursement at the Note rate and shall be payable, with interest, upon notice from Lender to Borrower requesting payment.

7. Inspection. Lender or its agent make reasonable entries upon and inspections of the Property. Lender shall give Borrower notice at the time of or prior to an inspection specifying reasonable cause for the inspection.

8. Condemnation. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of any part of the Property, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Lender.

In the event of a total taking of the Property, the proceeds shall be applied to the sums secured by this Security Instrument, whether or not then due, with any excess paid to Borrower. In the event of a partial taking of the Property in which the fair market value of the Property immediately before the taking is equal to or greater than the amount of the sums secured by this Security Instrument immediately before the taking, unless Borrower and Lender otherwise agree in writing, the sums secured by this Security Instrument shall be reduced by the amount of the proceeds multiplied by the following fraction: (a) the total amount of the sums secured immediately before the taking, divided by (b) the fair market value of the Property immediately before the taking. Any balance shall be paid to Borrower. In the event of a partial taking of the Property in which the fair market value of the Property immediately before the taking is less than the amount of the sums secured immediately before the taking, unless Borrower and Lender otherwise agree in writing or unless applicable law otherwise provides, the proceeds shall be applied to the sums secured by the Security Instrument whether or not the sums are then due.

If the Property is abandoned by Borrower, or if, after notice by Lender to Borrower that the condemner offers to make an award or settle a claim for damages, Borrower fails to respond to Lender within 30 days after the date the notice is given, Lender is authorized to collect and apply the proceeds, at its option, either to restoration or repair of the Property or to the sums secured by this Security Instrument, whether or not then due.

Unless Lender and Borrower otherwise agree in writing, any application of the proceeds to principal shall not extend or postpone the due date of the monthly payments referred to in paragraph 1 or change the amount of such payments.

9. Borrower Not Released; Forbearance By Lender Not a Waiver. Extension of time for payment or modification of the sums secured by this Security Instrument granted by Lender to any successor in interest of Borrower shall not operate to release the liability of the original Borrower or Borrowers successors in interest. Lender shall not be required to commence proceedings against any successor in interest or refuse to extend time for payment or otherwise modify the sums secured by this Security Instrument by reason of any demand made by the original Borrower or Borrower=s successors in interest. Any forbearance by Lender in exercising any right or remedy shall not be a waiver of or preclude the exercise of any right or remedy.

10. Successors and Assigns Bound. The covenants and agreements of this Security Instrument shall bind and benefit the successors and assigns of Lender and Borrower, subject to the provisions of paragraph 15.

11. Loan Charges. If the loan secured by this Security Instrument is subject to a law which sets maximum loan charges, and that law is finally interpreted so that the interest or other loan charges collected or to be collected in connection with the loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower. Lender may choose to make this refund by reducing the principal owed under the Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment without any prepayment charge under the Note.

12. Notices. Any notice to Borrower provided for in this Security Instrument shall be given by delivering it or by mailing it by first class mail unless applicable law requires use of another method. The notice shall be directed to the Borrower=s address or any other address Borrower designates by notice to Lender. Any notice to Lender shall be given by first class mail to Lender=s address stated herein or any other address Lender designates by notice to Borrower. Any notice provided for in this Security Instrument shall be deemed to have been given to Borrower or Lender when given as provided in this paragraph.

13. Governing Law; Severability. This Security Instrument shall be governed by federal law and the law of the jurisdiction in which the Property is located. In the event that any provision or clause of this Security Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Security Instrument or the Note which can be given effect without the conflicting provision. To this end the provisions of this Security Instrument and the Note are declared to be severable.

14. Borrowers Copy. Borrower shall be given one conformed copy of the Note and of this Security Instrument.

15. Transfer of the Property. If all or any part of the Property or any interest in it is sold or transferred without the Lenders prior written consent, Lender may, at its option, require immediate payment in full of all sums secured by this Security Instrument. However, this option shall not be exercised by Lender if exercise is prohibited by federal law as of the date of this Security Instrument. If Lender exercises this option, Lender shall give Borrower notice of acceleration. The notice shall provide a period of not less than 30 days from the date the notice is delivered or mailed within which Borrower must pay all sums secured by this Security Instrument. If Borrower fails to pay these sums prior to the expiration of this period, Lender may invoke any remedies permitted by this Security Instrument without further notice or demand on Borrower.

16. Borrowers right to Reinstate. If Borrower meets certain conditions, Borrower shall have the right to have enforcement of this Security Instrument discontinued at any time prior to the earlier of: (a) 5 days (or such other period as applicable law may specify for reinstatement) before sale of the Property pursuant to any power of sale contained in this Security Instrument; or
(b) entry of a judgment enforcing this Security Instrument. Those conditions are that Borrower:(a) pays Lender all sums which then would be due under this Security Instrument and the Note as if no acceleration had occurred; (b) cures any default of any other covenants or agreements: (c) pays all expenses incurred in enforcing this Security Instrument, including, but not limited to, reasonable attorney=s fees; and (d) takes such action as Lender may reasonably require to assure that the lien of this Security Instrument, Lenders rights in the Property and Borrower=s obligation to pay the sums secured by this Security instrument shall continue unchanged. Upon reinstatement by Borrower, this Security Instrument and the obligations secured hereby shall remain fully effective as if no acceleration had occurred. However, this right to reinstate shall not apply in the case of acceleration under paragraph 15.

17. Sale of Note. The Note or a partial interest in the Note (together with this Security Instrument) may be sold one or more times without prior notice to Borrower. A sale may result in a change in the entity that collects monthly payments due under the Note and this Security Instrument. If there is a sale of the Note, the Borrower will be given written notice of the change in accordance with paragraph 12 and applicable law. The notice will state the name and address to which payments should be made. The notice will also contain any other information required by applicable law.

NON-UNIFORM COVENANTS. Borrower and Lender further agree as follows:

18. Acceleration: Remedies. Lender shall give notice to Borrower prior to acceleration following Borrower=s breach of any covenant or agreement in this Security Instrument (but not prior to acceleration under paragraph 15 unless applicable law provides otherwise). The notice shall specify: (a) the default;
(b) the action required to cure the default; (c) a date, not less than 30 days from the date the notice is given to Borrower, by which the default must be cured; and (d) that failure to cure the default on or before the date specified in the notice may result in acceleration of the sums secured by this Security Instrument and sale of the Property. The notice shall further inform Borrower of the right to reinstate after acceleration and the right to bring a court action to assert the non-existence of a default or any other defense of Borrower to acceleration and sale. If the default is not cured on or before the date specified in the notice, Lender at its option may require immediate payment in full of all sums secured by this Security Instrument without further demand and may invoke the power of sale and any other remedies permitted by applicable law. Lender shall be entitled to collect all expenses incurred in pursuing the remedies provided in this paragraph 18, including, but not limited to, reasonable attorneys= fees and cost of title evidence.

If the Lender invokes the power of sale, Lender shall give written notice to Trustee of the occurrence of an event of default and of Lender=s election to cause the Property to be sold. Trustee shall record a notice of sale in each county in which any part of the Property is located and shall mail copies of the notice as prescribed by applicable law to Borrower and to the other persons prescribed by applicable law.

After the time required by applicable law and after publication and posting of the notice of sale, Trustee, without demand on Borrower, shall sell the Property at public auction to the highest bidder for cash at the time and place designated in the notice of sale. Trustee may postpone sale of the Property by public announcement at the time and place of any previously scheduled sale. Lender or its designee may purchase the Property at any sale.

Trustee shall deliver to the purchaser Trustees deed conveying the Property without covenant or warranty, expressed or implied. The recitals in the Trustees deed shall be prima facie evidence of the truth of the statements made therein. Trustee shall apply the proceeds of the sale in the following order: (a) to all expenses of the sale, including, but not limited to, reasonable Trustees and attorneys fees; (b) to any sums secured by this Security Instrument; and (c) any excess to the person or persons legally entitled to it or to the clerk of the superior court of the county in which the sale took place.

19. Release. Upon payment of all sums secured by this Security Instrument, Lender shall release this Security Instrument without charge to Borrower. Borrower shall pay any recordation costs.

20. Substitute Trustee. Lender may, for any reason or cause, from time to time remove Trustee and appoint a successor trustee to any Trustee appointed hereunder. Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon Trustee herein and by applicable law.

21. Time of Essence. Time is of the essence in each covenant of this Security Instrument.

22. Mailing Address. Borrowers mailing address is 7944 E. Beck Lane, Suite 200; Scottsdale, AZ 85260. Trustees mailing address is Royal Crest, LLC; c/o David Kronenberg; PO BOX 18762; Fountain Hills, AZ 85269-8762.

BY SIGNING BELOW, Borrower accepts and agrees to the terms and covenants contained in this Security Instrument.

Borrower:  ENERGY PRODUCERS, INC.

BY: /s/ Mel Herzog                           /s/ Dennis Alexander
   -------------------                       -------------------
   Mel Herzog, Chairman & CEO        Dennis Alexander, President


STATE OF ARIZONA     )
                     )ss.
COUNTY OF MARICOPA   )

The foregoing instrument was acknowledged before me this______ day of December, 2000, by__________________________



My Commission expires:



                                                 _______________________________
                                                                   Notary Public

                                   EXHIBIT AA

                     Attached and made part of that certain
                     Deed of Trust dated September 29, 2000


1. Wiechman Shallow Lease (Railroad Commission Lease #29533) and Wiechman Deep Lease (Railroad Commission Lease #29481): Oil and Gas Lease dated 08/29/47, recorded in Volume 233, Page 495 of the Deed of Records of Young County, Texas from Mrs. Emma Wiechman as Lessor and Wm. A. Cooper as Lessee, covering 160 acres, more or less, in the North one-half of the T.E.& L. Co. Survey No. 173, Abstract No. 420.

The above said lease is conveyed SAVE AND EXCEPT the rights from the surface down through the Strawn Pay interval in the 20 acre tract which is in the form of a square centered around the Wiechman #1B well which is owned by Raymond and Richard Lansford. The Strawn Pay interval is defined as the interval from 3300 feet to 3400 feet below the surface in the Wiechman #1B well. The rights to all depths below the Strawn Pay interval within the 20 acre tract are conveyed.

The above said lease is conveyed SAVE AND EXCEPT the rights below 1500 feet for a 10 acre tract in the northwest corner of the Survey that is committed to the K-W Unit. The 10 acre tract reserved to the K-W Unit is more particularly described as follows:

10 acres out of the T.E.& L Co. Survey #173, Abstract 420, Young County, Texas; Beginning at a point in the North Survey line of said Survey at a distance of 300 feet East of the Northwest corner of the Survey as the Northwest corner of the tract; Thence South in a direction parallel to the West line of the Survey for a distance of 660 feet to a point as the Southwest corner of the tract; Thence East in a direction parallel to the North line of the Survey for a distance of 660 feet to a point in the Southeast corner of the tract; Thence North in a direction parallel to the West line of the Survey for a distance of 660 feet to a point in the North line of the Survey for the Northeast corner of the tract; Thence West along the North line of the Survey for a distance of 660 feet to the place of beginning.

This conveyance is for all of Assignors= working interests. The Assignee is to receive working interests of 100% and net revenue interests of 80% for the conveyed leases.

2. K-W Unit (railroad Commission Lease #29637): The K-W Unit is comprised of 20 acres consisting of 10 acres from the E. Pankonin Survey, Abstract 1701 and 10 acres from the T.E.& L. Co. Survey #173, Abstract 420, more particularly described as follows:

10 acres out of Oil and Gas Lease dated August 5, 1998, recorded in Volume 835, pages 589 and 590 in Young County Deed of Records, between Helene Kaltwasser as Lessor and Troy Rogers as Lessee covering 40 acres from the E. Pankonin Survey, Abstract 1701, Young County, Texas; The 10 acres designated to the K-W Unit are described as follows: (CONTINUED)

Beginning at a point in the South Survey line of said Survey at a distance of 560 feet East of the Southwest corner of the Survey as the Southwest corner of the tract; Thence North in a direction parallel to the West line of the Survey for a distance of 660 feet to a point as the Northwest corner of the tract;

Thence East in a direction parallel to the South line of the Survey for a distance of 660 feet to a point for the Northeast corner of the tract; Thence South in a direction parallel to the West line of the Survey for a distance of 660 feet to a point in the South line of the Survey for the Southeast corner of the tract; Thence West along the South line of the Survey for a distance of 660 feet to the place of beginning.

10 acres out of Oil and Gas Lease dated 08/29/47, recorded in Volume 233, Page 495 of the Deed of Records of Young County, Texas from Mrs. Emma Wiechman as Lessor and Wm. A. Cooper as Lessee, covering 160 acres, more or less, in the North one-half of the T.E.& L. Co. Survey No. 173, Abstract No. 420. The 10 acres designated to the K-W Unit are described as follows: Beginning at a point in the North Survey line of said Survey at a distance of 300 feet East of the Northwest corner of the Survey as the Northwest corner of the tract; Thence South in a direction parallel to the West line of the Survey for a distance of 660 feet to a point as the Southwest corner of the tract; Thence East in a direction parallel to the North line of the Survey for a distance of 660 feet to a point for the Southeast corner of the tract; Thence North in a direction parallel to the West line of the Survey for a distance of 660 feet to a point in the North line of the Survey for the Northeast corner of the tract; Thence West along the North line of the Survey for a distance of 660 feet to the place of beginning.

The above described K-W Unit and conveyance is limited to depths below 1500 feet subsurface. This conveyance is for all of Assignors= working interest. The Assignee is to receive working interests of 100% and net revenue interests of not less than 78.867797% in the K-W Unit. The net working interest is comprised of 40% contributed from the Wiechman lease and the balance from the Kunkle lease.

3. Wiechman (Strawn) Lease (Railroad Commission Lease #07289): Assignors are conveying a 20 acre lease out of an Oil and Gas Lease dated 08/29/47, recorded in Volume 233, Page 495 of the Deed of Records of Young County, Texas from Mrs. Emma Wiechman as Lessor and Wm. A. Cooper as Lessee, covering 160 acres, more or less, in the North one-half of the T.E. & L. Co. Survey No. 173, Abstract No. 420.

The 20 acre lease conveyed is more particularly described as the rights from the surface down through the Strawn Pay interval in a 20 acre tract which is in the form of a square centered around the Wiechman #1B well. The Strawn Pay interval is defined as the interval from 3300 feet to 3400 feet below the surface in the Wiechman #1B well. The rights to all depths below the Strawn Pay interval within the 20 acre tract are not conveyed herein.

This conveyance is for all of Assignors= working interests. The Assignee is to receive working interests of 100% and net revenue interests of 80% for the conveyed leases.

4. Oil and Gas Lease dated March 29, 1998, recorded in Volume 835, Pages 423 and 424, in the Deed of Records of Young County, Texas from W.T. Talley as agent for Hazel Cheatham, as Lessor, and Rogers Drilling Company as Lessee, covering the following described lands in Young County, Texas:

Being all of the south half (S/2) of the T.E. & L. Company Survey No. 173, Abstract 420, lying north of state Highway 114, Save and Except a 3 acre tract conveyed to John Palmer and a portion conveyed for lodge use all as shown of record.

This conveyance is for all Assignors= working interests. The Assignee is to receive working interests of 100% and net revenue interests of 82% for the Subject Lease.

5. A certain Oil and Gas Lease dated May 29, 1981, between John C. Hammond, et al, as Lessors, and Petrobid, as Lessee, covering the following described lands in Young County, Texas as follows:

93 acres out of T.E.& L. Co. Survey 158, Abstract 405 and 166 acres out of T.E.&
L. Co. Survey 159, Abstract 406;

Said Lease being of record in Volume 585, Page 52 of the Deed of Records of Young County, Texas, and amended by instrument of record in Volume 631, Page 588 of the Deed of Records of Young County, Texas.

6. A certain Oil and Gas Lease dated March 28, 1983 between T.L. Griffin, II, as Lessor, and Troy Rogers Drilling Company, as Lessee, covering the following described lands in Young County, Texas as follows:

50 acres, more or less, out of Block 4 of the Dieter Subdivision of the T.E. &L. Co. Survey 159, Abstract 406, being the same tract conveyed to T.L. Griffin by G.W. Christian and wife by deed dated October 19, 1917, and recorded in Volume 65, Page 297 of the Deed of Records of Young County, Texas.

Said lease is recorded in Volume 620, Page 448 of the Deed of Records, Young County, Texas, with an Addendum to said lease recorded in Volume 631, Page 807 of the Deed of Records of Young County, Texas.

7. A certain Oil and Gas Lease dated March 28, 1983 between Waunette Collins Shore, as Lessor, and Troy Rogers Drilling Company, as Lessee, covering the following described lands in Young County, Texas as follows:

50 acres, more or less, out of Block 4 of the Dieter Subdivision of the T.E. &L. Co. Survey 159, Abstract 406, being the same tract conveyed to T.L. Griffin by G.W. Christian and wife by deed dated October 19, 1917, and recorded in Volume 65, Page 297 of the Deed of Records of Young County, Texas.

Said lease is recorded in Volume 620, Page 450 of the Deed of Records, Young County, Texas, with an Addendum to said lease recorded in Volume 631, Page 643 of the Deed of Records of Young County, Texas.

8. A certain Oil and Gas Lease dated June 1, 1983 between Beth Brandberry, el al, as Lessors, and Troy Rogers Drilling Company, as Lessee, covering the following described lands in Young County, Texas as follows:

50 acres, more or less, out of Block 4 of the Dieter Subdivision of the T.E. &L. Co. Survey 159, Abstract 406, being the same tract conveyed to T.L. Griffin by G.W. Christian and wife by deed dated October 19, 1917, and recorded in Volume 65, Page 297 of the Deed of Records of Young County, Texas.

Said lease is recorded in Volume 628, Page 327 of the Deed of Records, Young County, Texas, with an Addendum to said lease recorded in Volume 631, Page 643 of the Deed of Records of Young County, Texas.

Whereas, 40 acres from the lease first above described and 40 acres from the latter three leases above mentioned have been included in the Griffin-Morrison 80 acre unit. The Griffin-Morrison Unit is more particularly described as follows:

Being 80 acres out of Blocks 2 and 4 of the Dieter Subdivision of the T.E. & L. Co. Survey 159, Abstract 406, in Young County, Texas; Beginning at a point in the West Boundary Line of Block 4 of the Dieter Subdivision of the T.E. & L. Co. Survey 159, Abstract 406, said point being____ feet South of the Northwest corner of said Block 4; Thence East 1320 feet for the Northeast corner of said 80 acre tract; Thence South 1320 feet past the West Boundary Line of Block 4 of the Dieter Subdivision and the East Line of Block 2 of the Dieter Subdivision, 2, 640 feet in all to a point in Block 2 of the Dieter Subdivision and the Southwest corner of the 80 acre tract; Thence North 1320 feet to the Northwest corner of said 80 acre tract; Thence East 1320 feet to the Place of Beginning.

This conveyance covers and includes oil and gas rights below the depth of 1600 feet from the surface only. The conveyance is for all of the Assignors working interest. The Assignee is to receive working interests of 100% and net revenue interests of 78.125% for the Subject Lease.